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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported) February 11, 2002
                                                  -----------------

                                US UNWIRED INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Louisiana
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                 (State of Other Jurisdiction of Incorporation)

       000-22003                                           72-1457316
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(Commission File Number)                       (IRS Employer Identification No.)


 901 Lakeshore Drive, Lake Charles, LA                                 70601
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (337) 436-9000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

         On February 11, 2002, US Unwired Inc. issued a press release announcing that it has entered into a definitive agreement under which US Unwired will acquire all of the outstanding membership units of Georgia PCS Management, L.L.C. The Press Release is filed herewith as exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

         Exhibit No.       Description
         ---------------   ----------------
         99.1              Press Release dated February 11, 2002 announcing a
                           definitive agreement for US Unwired Inc. to acquire
                           Georgia PCS Management, L.L.C.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        US Unwired Inc. (Registrant)

         Date: February 13, 2002       By:  /s/  JERRY E. VAUGHN
                                          -----------------------------------
                                                 Name:  Jerry E. Vaughn
                                                 Title: Chief Financial Officer



                                  EXHIBIT INDEX

         Exhibit No.       Description
         ---------------   ----------------
         99.1              Press Release dated February 11, 2002 announcing a
                           definitive agreement for US Unwired Inc. to acquire
                           Georgia PCS Management, L.L.C.